                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 17, 2000



                                OLIN CORPORATION



             (Exact name of registrant as specified in its charter)

           Virginia                           1-1070                          13-1872319
(State or Other Jurisdiction of       (Commission File Number)       (IRS Employer Identification No.)
        Incorporation)

        P.O. Box 4500, 501 Merritt 7,                                   06856-4500
            Norwalk, Connecticut                                        (Zip Code)
  (Address of principal executive offices)

                                (203) 750-3000
             (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
           -------------


     On August 17, 2000, Olin Corporation ("Olin") and Occidental Petroleum Corporation ("Occidental") announced that they had extended their June 28, 2000, letter of intent to combine their chlor-alkali and related businesses in a partnership between Olin and Occidental's Occidental Chemical Corporation subsidiary.

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the press release of Olin announcing the extension.


Item 7.    Exhibits.
           ---------

     Exhibit No.                              Exhibit
     -----------                              -------

        99.1 Press Release, dated August 17, 2000, announcing the extension of Letter of Intent.


                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OLIN CORPORATION



                              By:  /s/ Johnnie M. Jackson, Jr.
                                   ----------------------------------------
                                   Name:  Johnnie M. Jackson, Jr.
                                   Title: Vice President, General
                                          Counsel and Secretary


Date:  September 6, 2000
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                                 EXHIBIT INDEX

   Exhibit No.                            Exhibit
   -----------                            -------

       99.1 Olin Press Release, dated August 17, 2000, announcing extension of Letter of Intent.